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                                                                    EXHIBIT 10.8


                                    AGREEMENT


         Global Election Systems Inc., a corporation formed under the laws of British Columbia, Canada (the "Company"), Global Election Systems, Inc., a corporation formed under the laws of the State of Delaware (the "Subsidiary"), and Jones, Gable & Company, an Ontario corporation (the "Lender") have, as of this 15th day of March, 2001, agreed as follows:

         1. Loan: The Lender advanced CAD $2,000,000 to the Company on March 8, 2001, and will advance an additional CAD $2,000,000 on or about March 19, 2001, which will be evidenced by a Secured Promissory Note in the form attached hereto as EXHIBIT I.

         2. Security: The loan will be secured by a first perfected security interest in the Subsidiary's Inventory, which shall include all finished goods and work in progress, in accordance with the Security Agreement attached hereto as EXHIBIT II.

         3. Warrants: Following the approval of the Toronto Stock Exchange, the Lender shall receive warrants to purchase 600,000 shares of the Company's common stock, without par value, in the form of the Warrant attached hereto as EXHIBIT III.

         4. Guaranty: This loan will be guaranteed by the Subsidiary in accordance with the Guaranty attached hereto as EXHIBIT IV.


         DATED as of this 15th day of March, 2001.

                                   THE COMPANY:

                                   GLOBAL ELECTION SYSTEMS INC.



                                   By:  /s/ Robert J. Urosevich
                                        ----------------------------------------
                                        Robert J. Urosevich, President


                                   THE SUBSIDIARY:

                                   GLOBAL ELECTION SYSTEMS, INC.



                                   By:  /s/ Robert J. Urosevich
                                        ----------------------------------------
                                        Robert J. Urosevich, President


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                                   THE LENDER:

                                   JONES, GABLE & COMPANY LIMITED



                                   By:  /s/ D.M. Ross
                                        ----------------------------------------
                                        Name: D.M. Ross
                                        Title: President



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